Exhibit 99.1

Management Presentation June 2009

Notice on Forward Looking Statements This presentation as well as oral statements made by officers or directors of Allegiant Travel Company, its advisors and affiliates (collectively or separately, the “Company”) will contain forward-looking statements that are only predictions and involve risks and uncertainties. Forward-looking statements may include, among others, references to future performance and any comments about our strategic plans. There are many risk factors that could prevent us from achieving our goals and cause the underlying assumptions of these forward-looking statements, and our actual results, to differ materially from those expressed in, or implied by, our forward-looking statements. These risk factors and others are more fully discussed in our filings with the Securities and Exchange Commission. Any forward-looking statements are based on information available to us today and we undertake no obligation to update publicly any forward-looking statements, whether as a result of future events, new information or otherwise. The Company cautions users of this presentation not to place undue reliance on forward looking statements, which may be based on assumptions and anticipated events that do not materialize.

Investment Highlights One of the most profitable airlines in the world Profitable last 25 quarters (1), including all four quarters of 2008 1Q09 pre-tax margin of 31% Industry leading low-cost structure Ancillary revenues above $30 per passenger Direct relationship with customers Highly adaptable Low fixed cost structure Minimal direct competition Flexible capacity management High growth Strong balance sheet – minimal debt, excellent liquidity Experienced and proven management team (1) Excluding non-cash mark-to-market hedge adjustments and 4Q06 one-time tax adjustment

Nationwide Network Published June 30, 2009 schedule: 71 cities, 134 routes, 43 operating aircraft

Exceptional Performance Strong profit growth despite difficult economic environment 1Q09 1Q08 Change EPS $1.37 $0.47 192% Pre-tax margin 31% 11% 20pp Total cost / passenger Fuel cost / passenger $75 $26 $103 $55 ($27) ($29) Scheduled Services: Base air fare $75 $87 ($12) Average fare – ancillary $34 $25 $9 Average fare – total $109 $113 ($4) Load factor 91% 87% 4pp RASM 10.8¢ 10.6¢ 2%

Best Margins Source: Company filings (%) LTM ended 3/31/09 pre-tax margins Industry-leading margins (30) (25) (20) (15) (10) (5) 0 5 10 15 20 ALGT LUV JBLU CAL ALK AAI AMR LCC UAL

(1) LTM ended 3/31/09; excludes special charges Best Costs Source: Company filings ($) ($) Cost / pax vs. stage length (1) Cost / pax, ex- fuel vs. stage length (1) Cost leader among U.S. carriers UAL CAL AMR LCC ALK JBLU ALGT $51 AAI LUV 0 25 50 75 100 125 150 175 200 500 700 900 1100 1300 1500 ALGT $96 AAI JBLU ALK CAL AMR UAL LCC LUV 0 50 100 150 200 250 300 350 500 700 900 1100 1300 1500

Low Costs Drivers Aircraft, efficiency, technology Single fleet type: MD-80, low acquisition costs Simplified, highly efficient product Cost-based scheduling Labor efficiencies – 35 full-time equivalent employees per aircraft Technology leadership – recent acquisition of travel applications of our software operating system Secondary and smaller city airports more efficient with lower costs Low marketing costs Direct distribution – no GDS

Industry Leading RASM (1) Data for LTM ended 3/31/2009 Minimal direct competition Highly adaptable – provide service when we can make money Low network density makes us hard to hit World-class ancillary revenue Demonstrated pricing power Total system RASM (1) Source: Company filings (¢) 11.4 10.7 10.6 10.5 8.0 8.5 9.0 9.5 10.0 10.5 11.0 11.5 12.0 ALGT AAI LUV JBLU

Minimal Direct Competition Head-to-head competition on only six of 134 routes(1) Other airlines appear to see us as an annoyance, not a threat (1) As of June 30, 2009, according to published schedules

Low fixed costs allow us to focus flying on days we make money Highly Adaptable 2008 2007 2009 July 2008 High Fuel Price Avg. daily scheduled flights by month(1) Current aircraft values(2) ($MM) Source: AVITAS, AISI, ASG, and SHE (1) Published capacity schedules (2) 2008 year-end values, except for ALGT MD-80s $34 $40 $43 $3-4 0 10 20 30 40 50 ALGT MD-80 New A319 New A320 New 737 0 20 40 60 80 100 120 140 Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec

Dispersed, Low-Density Network We don’t fly much on any one route Proportion of routes by peak summer 2009 frequency (average = 4.0 / wk) (%) 0 5 10 15 20 25 30 35 2/wk 3/wk 4/wk 5/wk 6/wk 7/wk 8+/wk

Ancillary Revenue Charging extra for the extras Source: Company financials (1) The average exchange rate corresponding to the duration of the line item in the income statement is used to convert into USD (2) Represents 1Q 2009 ancillary revenue per scheduled passenger for Allegiant and year-ended 2008 ancillary revenue per passenger for Ryanair Ancillary revenue / passenger (1) (2) Third party products Hotels Car rentals Shuttle bus transfers Show tickets Theme park tickets VIP night club access Unbundling the traditional product Convenience fee ($13.50/pax; use of web site) Assigned seat ($5-25/seg.) Priority boarding ($5-7.50/seg.) Checked bag ($15+/bag/seg.) TripFlex ($7.50+/seg.; flexibility) Booking fee ($10/seg.; call center) On-board sales $14.81 $34.14 0 10 20 30 40 ALGT Ryanair

Opportunity Amidst a Challenging Environment Change in mainline departures Source: Earnings releases and U.S. Department of Transportation - RITA Industry-leading margins validates our continued growth (1Q09 vs. 1Q08) 6% 1% (4%) (5%) (5%) (7%) (7%) (7%) (7%) (15%) (10%) (5%) 0% 5% 10% ALGT JBLU AMR LUV CAL ALK LCC AAI UAL

Growth 24 new routes started/announced since Jan 1, 2009 Three new routes between existing cities 21 new routes involving five new cities New routes to new cities Connecting existing cities

Allegiant Resilience Low prices stimulate leisure travel – unlike business travel VFR (visiting friends & relatives) component especially resilient – you’re still going to visit Mom Need to have the cost and pricing structures to support leisure Low fixed cost structure enables more flexibility Pricing the right way is critical Sell 3rd party products – hotels, cars, show, park tickets So far, leisure turns out to be the place to be

Allegiant Resilience We “lock down” one variable – aim for scheduled load factors > 90% Hit load factor target by capacity planning (long-term) and pricing (close-in) Leisure customers are flexible, making >90% load factor feasible Over $30 of ancillary revenue incentive to run high load factor High load factor also spreads costs – including fuel – reduce cost/pax Pricing elasticity is all relative to the base airfare Keep base fare low to stimulate purchase interest To date, we’ve observed no discernable pricing elasticity in ancillary Pricing to get customers to invest in the booking process

We Love Southern California A baker’s dozen of routes announced from (mostly) existing small cities to SoCal (plus Bentonville, Arkansas) SoCal leisure traffic has two legs: Huge vacation destination (Hollywood, Disney, beaches, etc.) Huge VFR - 2nd largest MSA in the country, after NYC Phoenix works very well, we see SoCal as a bigger Phoenix – including excellent long term expansion potential Why LA International (LAX) rather than a secondary airport? Burbank, Orange County, Long Beach full/operational issues Ontario, San Bernardino, Riverside, etc. too peripheral (and Ontario is fairly expensive) Southern California base starts May 1

Las Vegas Is Doing Great for Us Casinos are in trouble, we’re not 90% of traffic on our LAS routes generated in small cities Up to ~40% decline in hotel room prices stimulates travel Sell ~40,000 rooms/month in Las Vegas, one of largest wholesalers Substantial new room supply anticipated LAS ~ 1/3 of 2009 scheduled capacity, down from almost 70% in 2006 1Q09 YoY passenger growth (%) ALGT LAS passengers Total LAS passengers Source: McCarran Airport statistics 7.3 3.5 4.8 (15.7) (15.2) (11.8) (20) (15) (10) (5) 0 5 10 January February March

(1) Unrestricted cash including short-term investments (2) All data based on reported FY2008 Strong Balance Sheet: Liquidity Cash as a % of FY08 revenue(1)(2) Source: Company financials (%) Well-positioned for growth 12.1 10.1 8.7 34.7 29.4 17.3 16.9 16.4 13.1 0 5 10 15 20 25 30 35 40 ALGT ALK CAL JBLU LUV AAI AMR UAL LCC

(1) All data based on reported FY2008 (2) Adjusted debt equals total debt plus aircraft rent capitalized at 7.0x; Adjusted net debt equals adjusted debt less unrestricted cash and short-term investments (3) End of the period data; includes aircraft on capital leases and owned aircraft on lease to third parties Debt, cash & aircraft growth 2008 Adjusted net debt(1)(2) Source: Company financials ($MM) Aircraft growth from internal resources Total Debt Cash & Short-Term Investments Owned Aircraft 22 28 41 ($MM) Strong Balance Sheet: Leverage (3) 73 72 65 136 175 171 0 20 40 60 80 100 120 140 160 180 200 2006 2007 2008 8,973 10,079 14,253 10,891 (90) 1,906 2,480 2,936 3,487 8,010 (2,000) 0 2,000 4,000 6,000 8,000 10,000 12,000 14,000 16,000 ALGT ALK AAI LUV JBLU LCC UAUA CAL AMR DAL

Summary No international exposure No premium travel exposure No pension issues No fuel hedge overhang No liquidity issues Minimal debt, minimal capex Creating shareholder value Atypical US carrier Sustained profitability Highly adaptable business model High growth Strong balance sheet Experienced management team Atypically superior results

Appendix

Cost per Passenger for LTM Ended 3/31/09 $97 $123 $106 (1) $63 $90 $61 $66 Aircraft Total MD-80: reasonable cost aircraft Source: Company filings (1) Ownership includes Depreciation and Amortization plus Aircraft Rent $158 $45 $44 $42 $58 $6 $12 $9 $16 $10 $9 $6 $18 $20 $39 $32 $7 $10 $2 $3 $1 $23 $20 $17 $35 ALGT AAI LUV JBLU Fuel Ownership Maintenance Gross Interest Labor Other

2008 Low Costs Despite Low Aircraft Utilization Low aircraft utilization (1) All data based on reported FY2008 mainline metrics, except Delta which is included in the legacy average and is based on 4Q08, the first quarter after its merger with Northwest for which mainline data is available (2) Includes AMR, CAL, DAL, LCC, UAL CASM ex-fuel (1) (¢) (2) Daily Utilization (hrs) 2007 Fuel CASM Source: Company filings 13.4 11.0 10.2 10.1 10.1 11.3 9.5 9.1 8.2 8.2 7.8 6.0 6.4 5.5 4.3 6.0 4.9 8.4 5.9 6.6 0 4 8 12 16 Legacy Avg. AAI LUV JBLU ALGT 5.4 6.4 7.1 6.1 6.7 6.7 6.1 0 2 4 6 8 10 2002 2003 2004 2005 2006 2007 2008

Control the Customer www.allegiantair.com Leverage direct relationship with customers Maximize e-commerce opportunities Instantly relevant to leisure customers in our small cities Accounts for 87% of sales in 1Q09 Generates email lists for future low-cost communication Significant untapped potential to sell non-Allegiant travel products Advertising Nonstop service to small cities is a big deal – free media Small city media markets inexpensive Email advertising (see above) even cheaper Word-of-mouth – significant & lowest-cost form of advertising Big fish in small, underserved ponds